Exhibit 99.2 Third Quarter 2018 10.31.2018

IMPORTANT INFORMATION 2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as anticipates, believes, can, could, may, predicts, potential, should, will, estimates, plans, projects, continuing, ongoing, expects, intends, and similar words or phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties that are subject to change based on various important factors, some of which are beyond our control. For additional discussion of these risks, refer to the section entitled Risk Factors and elsewhere in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed by us with the U.S. Securities and Exchange Commission (SEC). Among the factors that could cause the forward-looking statements in this presentation and/or our financial performance to differ materially from that suggested by the forward-looking statements are: (a) the inherent limitations in internal controls over financial reporting; (b) our ability to remediate any material weaknesses in internal controls over financial reporting completely and in a timely manner; (c) continually changing federal, state, and local laws and regulations could materially adversely affect our business; (d) adverse economic conditions in the United States and worldwide may negatively impact our results; (e) our business could suffer if our access to funding is reduced; (f) significant risks we face implementing our growth strategy, some of which are outside our control; (g) unexpected costs and delays in connection with exiting our personal lending business; (h) our agreement with FCA US LLC may not result in currently anticipated levels of growth, and is subject to certain conditions that could result in termination of the agreement; (i) our business could suffer if we are unsuccessful in developing and maintaining relationships with automobile dealerships; (j) our financial condition, liquidity, and results of operations depend on the credit performance of our loans; (k) loss of our key management or other personnel, or an inability to attract such management and personnel; (l) certain regulations, including but not limited to oversight by the Office of the Comptroller of the Currency, the Consumer Financial Protection Bureau, the European Central Bank, and the Federal Reserve, whose oversight and regulation may limit certain of our activities, including the timing and amount of dividends and other limitations on our business; and (m) future changes in our relationship with Banco Santander which could adversely affect our operations. If one or more of the factors affecting our forward-looking information and statements proves incorrect, our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements. Therefore, we caution the reader not to place undue reliance on any forward-looking information or statements. The effect of these factors is difficult to predict. Factors other than these also could adversely affect our results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties. Any forward-looking statements only speak as of the date of this document, and we undertake no obligation to update any forward-looking information or statements, whether written or oral, to reflect any change, except as required by law. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

Q3 2018 HIGHLIGHTS 3 » Net income of $232 million, or $0.64 per diluted common share, up 17% YoY » Total auto originations1 of $7.6 billion, up 52% YoY » Core retail auto loan originations of $2.3 billion, up 49% YoY » Chrysler Capital loan originations of $2.4 billion, up 34% YoY » Chrysler Capital lease originations of $2.9 billion, up 73% YoY » Full roll-out of SBNA originations program in July leading to $685M auto loan originations » Net finance and other interest income of $1.1 billion, up 5% YoY » Retail Installment Contract “RIC” gross charge-off ratio of 17.6% down 60 basis points » RIC net charge-off ratio of 8.8%, down 50 basis points YoY » Auction-plus recovery rate of 50.0%, up 120 basis points YoY » 59+ delinquency ratio of 5.5%, down 30 basis points YoY » Troubled Debt Restructuring (“TDR”) balance of $5.8 billion, down $339 million vs. June 30, 2018 » Return on average assets of 2.2%, up from 2.0% YoY » Issued $4.5 billion in asset-backed securities “ABS” » Expense ratio of 2.1%, down from 2.4% YoY » Common equity tier 1 (“CET1”) ratio of 16.4%, down from 16.9% QoQ » Executing on previously announced $200M share repurchase plan » 2015 Written Agreement terminated by the Federal Reserve in August 2018 *Prior periods have been revised according to the 8-K filed on October 31, 2018. See financial supplement on the SC Investor Relations website for further details. 1 Includes SBNA Originations

ECONOMIC INDICATORS 4 U.S. Auto Sales Consumer Confidence3 Units in Millions Index Q1 1966=100 Max 101 25 1 2 Used Sales Quarterly New Sales Monthly SAAR 100 20 17.4 15 10.4 10 ORIGINATIONS 5 Min 55 0 Sep-12 Sep-13 Sep-14 Sep-15 Sep-16 Sep-17 Sep-18 Sep-08 Sep-09 Sep-10 Sep-11 Sep-12 Sep-13 Sep-14 Sep-15 Sep-16 Sep-17 Sep-18 4 U.S. GDP US Unemployment Statistics5 % Max: 4.2 Max:10 4.2 CREDIT 3.7 Min -4 Min: 3.7 Sep-08 Sep-09 Sep-10 Sep-11 Sep-12 Sep-13 Sep-14 Sep-15 Sep-16 Sep-17 Sep-18 Sep-08 Sep-09 Sep-10 Sep-11 Sep-12 Sep-13 Sep-14 Sep-15 Sep-16 Sep-17 Sep-18 1 Edmunds’ data, one quarter lag, data as of September 30, 2018 2 Bloomberg 3 University of Michigan 4 U.S. Bureau of Economic Analysis, one quarter lag, data as of September 30, 2018 5 U.S. Bureau of Labor Statistics

AUTO INDUSTRY ANALYSIS 5 Used Vehicle Indices1 SC Recovery Rates2 Manheim: Seasonally Adjusted JD Power: Not Seasonally Adjusted % Manheim (Left Axis) JDP Used-Vehicle Price Index (Right Axis) 135 SC Auction Only Recovery Rate SC Auction Plus Recovery Rate (Quarterly) 145 60% 139.7 140 130 55% 135 125 50.1% 123.2 130 120 50% 48.8% 50.0% SEVERITY 125 115 45% 120 110 45.3% 40% 115 105 110 100 35% Sep-13 Sep-14 Sep-15 Sep-16 Sep-17 Sep-18 Sep-13 Sep-14 Sep-15 Sep-16 Sep-17 Sep-18 Industry Net Loss Rates3 Industry 60+ Day Delinquency Rates3% % Subprime Subprime Max 13.6% Max 5.9% 5.0% 8.7% CREDIT Min 1.6% Min 3.3% Aug-08 Aug-10 Aug-12 Aug-14 Aug-16 Aug-18 Aug-08 Aug-10 Aug-12 Aug-14 Aug-16 Aug-18 1 Manheim, Inc.; Indexed to a basis of 100 at 1995 levels; JD Power Used-Vehicle Price Index (not seasonally adjusted) 2 Auction Only - includes all auto-related recoveries including inorganic/purchased receivables from auction lanes only 2 Auction Plus – Per the financial statements includes insurance proceeds, bankruptcy/deficiency sales, and timing impacts 3 Standard & Poor’s Rating Services (ABS Auto Trust Data – one-month lag on data, as of Aug 31, 2018)

DIVERSIFIED UNDERWRITING ACROSS THE CREDIT SPECTRUM 6 Originations growth across all channels; fully launched SBNA originations program. Three Months Ended Originations % Variance ($ in Millions) Q3 2018 Q2 2018 Q3 2017 QoQ YoY Total Core Retail Auto $ 2,314 $ 2,589 $ 1,550 (11%) 49% Chrysler Capital Loans (<640)1 1,550 1,745 850 (11%) 82% Chrysler Capital Loans (≥640)1 836 1,010 928 (17%) (10%) Total Chrysler Capital Retail $ 2,386 $ 2,755 $ 1,778 (13%) 34% Total Leases2 2,893 2,634 1,668 10% 73% Total Auto Originations3 $ 7,593 $ 7,978 $ 4,996 (5%) 52% Total Personal Lending 325 340 310 (4%) 5% Total SC Originations $ 7,918 $ 8,318 $ 5,306 (5%) 49% Asset Sales4 $ 275 $ 1,156 $ 1,482 (76%) (81%) SBNA Originations4 $ 685 $ 29 $ - NM N/A Average Managed Assets5 $ 52,472 $ 50,445 $ 50,020 4% 5% 1 Approximate FICOs 2 Includes nominal capital lease originations 3 Includes SBNA Originations 4 Asset Sales and SBNA Originations remain off of SC’s balance sheet, servicing rights retained 5 Prior periods have been revised according to the 8-K filed on October 31, 2018. See financial supplement on the SC Investor Relations website for further details.

FCA US LLC (FCA) RELATIONSHIP 7 SC continues to optimize the Chrysler Capital program . Chrysler Capital average quarterly penetration rate of 31%, marking the second consecutive quarter of 30+% penetration . Through SBNA, SC has increased dealer receivables outstanding (“floorplan”) 15% QoQ FCA Sales1 Dealer Floorplan2 Outstanding (units in millions) ($ in millions) 2.26 2.25 $2,484 2.11 2.07 $2,133 $2,156 $1,963 $1,777 1.72 1.57 1.66 1.58 1.68 2014 2015 2016 2017 2018 3Q17 4Q17 1Q18 2Q18 3Q18 YTD Full Year 1 FCA filings; sales as reported on 09/30/2018 2 Dealer receivables originated through SBNA

SERVICED FOR OTHERS (SFO) PLATFORM 8 Full roll out of SBNA Originations program with $685 million in originations Serviced for Others Balances, End of Period ($ in Millions) Composition at 09/30/2018 $9,957 RIC 86% $9,511 $9,195 Leases 8% RV/Marine 6% $8,639 $8,723 Total 100% 3Q17 4Q17 1Q18 2Q18 3Q18 Santander Flow Sales 1,347 1,475 1,156 275 SBNA Originations 24 29 685 Other1 135 972 1 Other includes 3Q17 RV/Marine Sale and 2Q18 portfolio conversion

Q3 2018 FINANCIAL RESULTS 9

	Three Months Ended (Unaudited, Dollars in Thousands, except per share)			% Variance	
	September 30, 2018 Reported	June 30, 2018 As Revised	September 30, 2017 As Revised	QoQ	YoY
Interest on finance receivables and loans	$ 1,227,129	$ 1,211,006	$ 1,218,298	1%	1%
Net leased vehicle income	194,021	177,562	118,351	9%	64%
Other finance and interest income	8,522	8,494	6,385	0%	33%
Interest expense	285,583	273,953	250,674	4%	14%
Net finance and other interest income	$ 1,144,089	$ 1,123,109	$ 1,092,360	2%	5%
Provision for credit losses	597,914	406,544	571,011	47%	5%
Profit sharing	1,652	12,853	5,945	(87%)	(72%)
Total other income [1]	24,640	22,384	58,947	10%	(58%)
Total operating expenses	272,341	276,950	297,903	(2%)	(9%)
Income before tax	$ 296,823	$ 449,146	$ 276,448	(34%)	7%
Income tax expense	64,875	114,120	77,879	(43%)	(17%)
Net income	$ 231,947	$ 335,026	$ 198,569	(31%)	17%
Diluted EPS ($)	$ 0.64	$ 0.93	$ 0.55	(31%)	16%
Average total assets	$ 41,985,751	$ 40,885,863	$ 39,476,811	3%	6%
Average managed assets	$ 52,472,270	$ 50,445,203	$ 50,019,800	4%	5%

*Prior periods have been revised according to the 8-K filed on October 31, 2018. See financial supplement on the SC Investor Relations website for further details.
[1] Includes a pre-tax gain of $36 million from the sale of an RV/Marine portfolio during Q3 2017

Santander Consumer USA

DELINQUENCY AND LOSS 10 Delinquency: Individually Acquired Retail Installment Contracts, Held for Investment 12.0% 11.4% 10.5% 10.2% 9.6% 10.0% 8.9% . 30-59 delinquency ratios up 30 basis points YoY 8.0% 6.3% . >59 delinquency ratios down 30 basis points YoY 5.8% 6.0% 5.5% 4.4% 4.5% 30-59 4.0% >59 2.0% 0.0% Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Credit: Individually Acquired Retail Installment Contracts, 23.0% Held for Investment 120.0% 19.2% 110.0% 18.2% 18.5% 17.6% 18.0% 100.0% 15.2% Gross Charge- 90.0% off Ratio . YoY gross charge-off ratio decreased 60 basis points 13.0% 80.0% 10.3% Net Charge-off . YoY net charge-off ratio decreased 50 basis points 9.3% 8.8% Ratio 8.3% 70.0% 8.0% 6.1% . YoY “Auction Plus” recovery rate increased 120 60.0% Recovery Rate (as % of basis points 60.2% 55.0% 50.0% recorded 3.0% 48.8% 50.0% investment) 46.3% 40.0% -2.0% Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 30.0% *Prior periods have been revised according to the 8-K filed on October 31, 2018. See financial supplement on the SC Investor Relations website for further details.

CREDIT QUALITY: LOSS DETAIL 11 Q3 2017 to Q3 2018 Retail Installment Contract Net Charge-Off Walk ($ in millions) $27 ($39) $26 ($25) $624 $613 Q3 2017 Other Balance Recoveries Gross Loss Performance Q3 2018 *Prior periods have been revised according to the 8-K filed on October 31, 2018. See financial supplement on the SC Investor Relations website for further details.

PROVISION AND RESERVES 12 Q2 2018 to Q3 2018 ALLL Reserve Walk 2 3,800 ($ in millions) 3,700 $64 3,600 $46 . QoQ allowance decreased $16 million 3,500 ($401) 1 $275 . New volume, TDR migration and performance 3,400 adjustment were offset by liquidations and other 3,300 3,200 $3,321 $3,305 3,100 3,000 Q2 2018 New Volume TDR Performance Liquidations Q3 2018 Migration Adjustment & Other Provision Expense and Allowance Ratio ($ in millions) $700 $598 $598 14.5% $600 $571 $510 $500 . Allowance to loans ratio decreased 40 bps to 11.7% QoQ $407 13.0% $400 . 13.0% Provision for credit losses increased $27 million YoY $300 12.9% 12.7% $200 12.1% 11.5% 11.7% $100 $0 10.0% Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Provision for credit losses Allowance Ratio *Prior periods have been revised according to the 8-K filed on October 31, 2018. See financial supplement on the SC Investor Relations website for further details. 1 TDR migration – the allowance for assets classified as TDRs or “troubled debt restructuring” takes into consideration expected lifetime losses, typically requiring additional coverage 2 Explanation of quarter over quarter variance are estimates

TDR BALANCE COMPOSITION BY VINTAGE 13 TDR balances are down quarter over quarter TDR Balance by Origination Vintage ($ billions) $6.30 $6.31 $6.10 $6.10 $5.89 $5.79 2% $5.76 16% 6% 4% 9% 20% 24% 10% 26% 35% 36% 37% 27% 37% 36% 34% 29% 32% 27% 24% 22% 20% 18% 17% 32% 28% 23% 21% 18% 16% 14% 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 2013 & Prior 2014 2015 2016 2017 *Prior periods have been revised according to the 8-K filed on October 31, 2018. See financial supplement on the SC Investor Relations website for further details.

EXPENSE MANAGEMENT 14 Operating expenses totaled $272 million, a decrease of 9% versus the same quarter last year. $60,002 10.0% $52,472 $50,445 $50,020 $49,022 $50,002 $48,517 8.0% Average $426 Managed $40,002 Assets 6.0% ($ millions) $298 $30,002 $288 $277 $272 Total Expenses 4.0% ($ millions) $20,002 3.5% 2.0% Expense $10,002 2.4% 2.4% 2.2% 2.1% Ratio $2 0.0% Q3 2017 Q4 2017 1 Q1 2018 Q2 2018 Q3 2018 *Prior periods have been revised according to the 8-K filed on October 31, 2018. See financial supplement on the SC Investor Relations website for further details. 1 Q4 2017 was impacted by significant items. Please refer to the 8-K filed January 31, 2018 for further details.

FUNDING AND LIQUIDITY 15 Total funding of $41.6 billion at the end Q3 2018, down 4% from $43.3 billion at the end of Q2 2018 Asset-Backed Securities Financings ($ Billions) ($ Billions) Amortizing Revolving 10.0 9.9 18.6 19.7 5.7 5.2 5.9 4.5 4.0 5.4 Q2 2018 Q3 2018 Q2 2018 Q3 2018 Q2 2018 Q3 2018 Unused Used . $4.5 billion in 1 SDART and 2 DRIVE transactions . $15.1 billion in commitments from 12 lenders1 . 46% unused capacity on revolving lines at Q3 2018 Banco SantanderSantander & Subsidiaries Asset Sales ($ Billions) ($ Billions) 7.8 1.23 6.5 0.03 1.0 3.0 Term 3.0 Revolving 1.8 0.7 0.5 1.2 Contingent 3.0 3.0 0.3 Q2 2018 Q3 2018 Q2 2018 Q3 2018 . $6.5 billion in total commitments . Sixth Santander flow sale of $275 million 1 Does not include repo facilities

16

CONSISTENT CAPITAL GENERATION

SC has exhibited a strong ability to generate earnings and capital, while growing assets

- Received authorization for dividend payments of $0.20 per share per quarter and executing on previously announced $200M share repurchase plan.


CET1[1]
TCE/TA[2]
15.1%
14.9%
16.3%
16.2%
17.0%
16.6%
16.9%
16.9%
16.4%
16.5%
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018

$ in millions

	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018
Tangible Assets	**$38,640**	**$39,299**	**$39,924**	**$41,052**	**$42,701**
Tangible Common Equity	**$5,768**	**$6,362**	**$6,608**	**$6,928**	**$7,035**

*Prior periods have been revised according to the 8-K filed on October 31, 2018. See financial supplement on the SC Investor Relations website for further details.
[1] Common Equity Tier 1 (CET1) Capital Ratio is a non-GAAP financial measure that begins with stockholders' equity and then adjusts for AOCI, goodwill/intangibles, DTAs, cash flow hedges and other regulatory exclusions over risk-weighted assets. See appendix for further details.
[2] Tangible common equity to tangible assets is a non-GAAP financial measure defined as the ratio of Total equity, excluding Goodwill and intangible assets, to Total assets, excluding Goodwill and intangible assets

Santander Consumer USA

APPENDIX

DIVERSIFIED UNDERWRITING ACROSS FULL CREDIT SPECTRUM 18 Originations by Credit (RIC only) 1 ($ in millions) $3,328 $3,014 $4,278 $5,344 $4,700 31% 29% 28% 38% 36% >640 15% 16% 17% 600-640 13% 13% 540-599 26% 27% 28% <540 23% 24% $3,394 $2,065 No FICO 2 14% 14% 14% 14% 14% Commercial 10% 10% 12% 12% 12% 2% 2% 2% 1% 2% 3Q17 4Q17 1Q18 2Q18 3Q18 New/Used Originations ($ in millions) $3,328 $3,014 $4,278 $5,344 $4,700 40% 45% 47% 50% 43% Used New 60% 55% 53% 50% 57% 3Q17 4Q17 1Q18 2Q18 3Q18 Average loan balance in dollars $21,825 $22,013 $21,699 $22,926 $23,110 1 RIC; Retail Installment Contract 2 Loans to commercial borrowers; no FICO score obtained

HELD FOR INVESTMENT CREDIT TRENDS 19 Retail Installment Contracts1 32.7% 32.6% 32.4% 32.4% 32.0% 22.4% 21.8% 21.0% 20.3% 21.6% 18.0% 17.8% 17.5% 17.4% 15.9% 17.6% 15.4% 15.1% 13.7% 15.0% 11.6% 11.3% 11.2% 11.2% 11.2% 2.2% 2.4% 2.5% 1.9% 1.9% Commercial Unknown <540 540-599 600-639 >=640 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 1Held for investment; excludes assets held for sale

20

EXCLUDING PERSONAL LENDING DETAIL

Personal lending earned $39 million before operating expenses and taxes

As of and for the Three Months Ended
(Unaudited, Dollars in Thousands)

	September 30, 2018			June 30, 2018			September 30, 2017		
	Total	Personal Lending	Excluding Personal Lending	Total	Personal Lending	Excluding Personal Lending	Total	Personal Lending	Excluding Personal Lending
Interest on finance receivables and loans	$ 1,227,129	$ 84,029	$ 1,143,100	$ 1,211,006	$ 84,772	$ 1,126,234	$ 1,218,299	$ 83,475	$ 1,134,824
Net leased vehicle income	194,021	-	194,021	177,562	-	177,562	118,351	-	118,351
Other finance and interest income	8,522	-	8,522	8,494	-	8,494	6,385	-	6,385
Interest expense	285,583	11,210	274,373	273,953	7,315	266,638	250,674	12,015	238,659
Net finance and other interest income	$ 1,144,089	$ 72,819	$ 1,071,270	$ 1,123,109	$ 77,457	$ 1,045,652	$ 1,092,360	$ 71,460	$ 1,020,900
Provision for credit losses	(597,914)	135	(598,049)	(406,544)	83	(406,628)	(571,011)	(1,135)	(569,876)
Profit sharing	(1,652)	5,054	(6,706)	(12,853)	(5,282)	(7,571)	(5,945)	143	(6,088)
Investment gains (losses), net[1]	(86,320)	(86,775)	455	(82,633)	(75,725)	(6,908)	(52,592)	(83,700)	31,108
Servicing fee income	26,409	-	26,409	27,537	-	27,537	28,673	-	28,673
Fees, commissions and other	84,552	48,003	36,549	77,480	45,237	32,243	82,866	47,380	35,486
Total other income	$ 24,641	$ (38,772)	$ 63,413	$ 22,384	$ (30,488)	$ 52,872	$ 58,947	$ (36,320)	$ 95,267
Average gross individually acquired retail installment contracts, held for investment and held for sale	$ 28,060,492	-		$ 27,673,016	-		$ 28,165,822	-	
Average gross personal loans	-	$ 1,350,852		-	$ 1,375,877		-	$ 1,367,445	
Average gross operating leases	$ 13,607,010	-		$ 12,219,612	-		$ 10,710,941	-	

*Prior periods have been revised according to the 8-K filed on October 31, 2018. See financial supplement on the SC Investor Relations website for further details.

[1] The current period losses were primarily driven by $87 million of lower of cost or market adjustments related to the held for sale personal lending portfolio, comprised of $100 million in customer default activity, partially offset by a $13 million increase in market discount, consistent with typical seasonal patterns.

Santander Consumer USA

RECONCILIATION OF NON-GAAP MEASURES

21

(Unaudited, dollars in thousands)	September 30, 2018	June 30, 2018 As Revised	March 31, 2018 As Revised	December 31, 2017 As Revised	September 30, 2017 As Revised
Total equity	$ 7,141,215	$ 7,033,636	$ 6,713,532	$ 6,465,702	$ 5,873,102
Deduct: Goodwill and intangibles	106,233	105,669	105,144	103,790	105,590
Tangible common equity	$ 7,034,982	$ 6,927,967	$ 6,608,388	$ 6,361,912	$ 5,767,512
Total assets	$ 42,806,955	$ 41,157,189	$ 40,028,740	$ 39,402,799	$ 38,746,090
Deduct: Goodwill and intangibles	106,233	105,669	105,144	103,790	105,590
Tangible assets	$ 42,700,722	$ 41,051,520	$ 39,923,596	$ 39,299,009	$ 38,640,500
Equity to assets ratio	16.7%	17.1%	16.8%	16.4%	15.2%
Tangible common equity to tangible assets	16.5%	16.9%	16.6%	16.2%	14.9%
Total equity	$ 7,141,215	$ 7,033,636	$ 6,713,532	$ 6,465,702	$ 5,873,102
Deduct: Goodwill and other intangible assets, net of deferred tax liabilities	162,643	166,241	169,870	172,664	172,502
Deduct: Accumulated other comprehensive income, net	56,601	62,449	63,211	44,262	27,481
Tier 1 common capital	$ 6,921,971	$ 6,804,946	$ 6,480,451	$ 6,248,776	$ 5,673,119
Risk weighted assets (a)	$ 42,256,218	$ 40,251,526	$ 38,191,687	$ 38,174,087	$ 37,609,878
Common Equity Tier 1 capital ratio (b)	16.4%	16.9%	17.0%	16.4%	15.1%

*Prior periods have been revised according to the 8-K filed on October 31, 2018. See financial supplement on the SC Investor Relations website for further details.

(a) Under the banking agencies' risk-based capital guidelines, assets and credit equivalent amounts of derivatives and off-balance sheet exposures are assigned to broad risk categories. The aggregate dollar amount in each risk category is multiplied by the associated risk weight of the category. The resulting weighted values are added together with the measure for market risk, resulting in the Company's and the Bank's total Risk weighted assets

(b) CET1 is calculated under Basel III regulations required as of January 1, 2015.

Santander Consumer USA